UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2015

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

EXCO Resources, Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to the Company’s Current Report on Form 8-K, dated October 19, 2015 and filed with the Securities and Exchange Commission on October 21, 2015 (the “Original Form 8-K”), solely for the purpose of furnishing or filing, as applicable, certain exhibits as indicated in Item 9.01 of this Amendment, and to incorporate by reference the full text of such exhibits into the Original Form 8-K.

Except for the changes noted above, this Amendment does not modify any other information set forth in the Original Form 8-K. Accordingly, all other information contained in the Original Form 8-K has been omitted from this Amendment.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Term Loan Credit Agreement, dated as of October 19, 2015, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, Hamblin Watsa Investment Counsel Ltd., as Administrative Agent, and Wilmington Trust, National Association, as Collateral Trustee.

10.2	Term Loan Credit Agreement, dated as of October 19, 2015, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, and Wilmington Trust, National Association, as Administrative Agent and Collateral Trustee.

10.3	Form of Purchase Agreement.

10.4	Sixth Amendment to Amended and Restated Credit Agreement, dated as of October 19, 2015, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated October 20, 2015, issued by EXCO Resources, Inc. (furnished herewith pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: October 22, 2015	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Term Loan Credit Agreement, dated as of October 19, 2015, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, Hamblin Watsa Investment Counsel Ltd., as Administrative Agent, and Wilmington Trust, National Association, as Collateral Trustee.

10.2	Term Loan Credit Agreement, dated as of October 19, 2015, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the lenders party thereto, and Wilmington Trust, National Association, as Administrative Agent and Collateral Trustee.

10.3	Form of Purchase Agreement.

10.4	Sixth Amendment to Amended and Restated Credit Agreement, dated as of October 19, 2015, by and among EXCO Resources, Inc., as Borrower, certain subsidiaries of Borrower, as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release, dated October 20, 2015, issued by EXCO Resources, Inc. (furnished herewith pursuant to Item 2.02).